UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 25, 2011 (July 25, 2011)
HCA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware		27-3865930
(State or other jurisdiction	001-11239	(IRS Employer
of incorporation)	(Commission File Number)	Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 344-9551
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.	3
Item 7.01. Regulation FD Disclosure.	3
Item 9.01. Financial Statements and Exhibits.	3
EX-99.1

Item 2.02. Results of Operations and Financial Condition.
     On July 25, 2011, HCA Holdings, Inc. (the “Company”) issued a press release announcing, among other matters, its results of operations for the second quarter ended June 30, 2011, the text of which is being furnished as Exhibit 99.1 to this Form 8-K.
Item 7.01. Regulation FD Disclosure.
     On July 25, 2011, the Company issued a press release announcing, among other matters, its results of operations for the second quarter ended June 30, 2011, the text of which is being furnished as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Exhibit
99.1	Press Release, dated July 25, 2011.

3

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HOLDINGS, INC.
By:	/s/ R. Milton Johnson
R. Milton Johnson
President and Chief Financial Officer

Date: July 25, 2011

INDEX TO EXHIBITS

Exhibit
Number	Exhibit
99.1	Press Release, dated July 25, 2011.